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                                                                   Exhibit 10(i)

                        PIONEER-STANDARD FINANCIAL TRUST

                                    ---------

                  6 3/4% Convertible Trust Preferred Securities

                          REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                  March 23, 1998

LAZARD FRERES & CO. LLC
CLEARY GULL REILAND & McDEVITT INC.
McDONALD & COMPANY SECURITIES, INC.
c/o Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10020

Ladies and Gentlemen:

                  Pioneer-Standard Financial Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), and Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), as depositor of the Trust and as guarantor propose to issue and sell to Lazard Freres & Co. LLC, Cleary Gull Reiland & McDevitt Inc. and McDonald & Company Securities, Inc. (collectively, the "Initial Purchasers"), upon the terms set forth in the purchase agreement of even date herewith (the "Purchase Agreement"), 2,500,000 (plus an additional 375,000 to cover over-allotments, if any) of its 6 3/4% Convertible Trust Preferred Securities (liquidation preference $50 per preferred security) (the "Preferred Securities") of the Trust (the "Offering"). The Preferred Securities are guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and Wilmington Trust Company, a Delaware state chartered bank, as trustee, and may be converted or exchanged under certain circumstances into the 6 3/4% Junior Convertible Subordinated Debentures, due March 31, 2028 of the Company (the "Debentures") held by the Trust and then into common stock, without par value (together with the associated common share



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purchase rights provided under the Rights Agreement (as defined herein), "Common
Shares"), of the Company. The Preferred Securities, the Debentures, the
Guarantee and the Common Shares issuable upon conversion of the Preferred Securities and/or the Debentures are referred to collectively as the "Securities." As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company and the Trust each agree with you, (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders (including the Initial Purchasers) of the Registrable Securities (as defined herein) until such time as such Registrable Securities have been sold pursuant to the Shelf Registration Statement (as defined below) (each of the foregoing a "Holder" and together the "Holders"), as follows:

                  1. DEFINITIONS. (a) Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "AFFILIATE" of any specified person means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "DTC" means The Depository Trust Company.

                  "EFFECTIVE TIME" means the date on which the Commission declares the Shelf Registration Statement


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effective or on which the Shelf Registration Statement otherwise becomes effective.

                  "ELECTING HOLDER" has the meaning assigned thereto in Section 3(a)(3) hereof.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "HOLDER" has the meaning set forth in the preamble hereto.

                  "INDENTURE" means the Junior Subordinated Indenture dated March 23, 1998, and the First Supplemental Indenture dated March 23, 1998, relating to the Debentures, each entered or to be entered into by the Company and Wilmington Trust Company, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

                  "INITIAL CLOSING DATE" has the meaning set forth in the Purchase Agreement.

                  "MAJORITY HOLDERS" means, in any particular Underwritten Offering, the Holders of a majority of the aggregate principal amount of the Registrable Securities registered under a Shelf Registration Statement and participating in such Underwritten Offering; PROVIDED, THAT, Holders of Common Shares issued upon conversion of Preferred Securities shall be deemed to be Holders of the aggregate principal amount of Preferred Securities from which such Common Shares were converted.

                  "MANAGING UNDERWRITERS" means the investment banker or investment bankers and manager or managers that shall administer an Underwritten Offering of the securities covered by the Shelf Registration Statement.

                  "NOTICE AND QUESTIONNAIRE" means a Notice of Registration Statement and Selling Security Holder Questionnaire substantially in the form of Exhibit A hereto.

                  "OFFERING MEMORANDUM" has the meaning set forth in the Purchase Agreement.

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                  "PERSON" means a corporation, association, partnership,
limited liability company, organization, business, individual, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  "PROSPECTUS" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Shelf Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

                  "PURCHASE AGREEMENT" means the purchase agreement dated March 17, 1998 among the Purchaser, the Company and the Trust.

                  "INITIAL PURCHASERS" means Lazard Freres & Co. LLC, Cleary Gull Reiland & McDevitt Inc. and McDonald & Company Securities, Inc.

                  "REGISTRABLE SECURITIES" means all or any portion of the Securities issued from time to time; PROVIDED, HOWEVER, that a Security ceases to be a Registrable Security when it is no longer a Restricted Security.

                  "RESTRICTED SECURITY" means any Security except any such Security which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (iii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto) and does not constitute the unsold allotment of a distributor within the meaning of Regulation S under the Securities Act, or (iv) has otherwise been transferred and a new Security not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the

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Company in accordance with the terms of the Trust Agreement or the Indenture, as the case may be.

                  "RIGHTS AGREEMENT" means the Rights Agreement dated as of April 25, 1989 between the Company and National City Bank, Cleveland, Ohio, and any successor or replacements thereof.

                  "RULES AND REGULATIONS" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

                  "SECURITIES" has the meaning set forth in the preamble hereto.

                  "SHELF REGISTRATION" means a registration effected pursuant to
Section 2 hereof.

                  "SHELF REGISTRATION PERIOD" has the meaning set forth in
Section 2(b) hereof.

                  "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement of the Company pursuant to the provisions of Section 2 hereof which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "TRUST AGREEMENT" means the Trust Agreement, dated as of March 23, 1998, among the Company, as Depositor, Wilmington Trust Company, as Property Trustee and as Delaware Trustee, and the Administrative Trustees named therein, relating, among other things, to the Preferred Securities, as amended and supplemented from time to time in accordance with its terms.

                  "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended.

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                  "UNDERWRITER" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

                  "UNDERWRITTEN OFFERING" means an underwritten offering of at least ten percent (10%) in aggregate principal amount of the outstanding Registrable Securities.

                  (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, the Preferred Securities and the Debentures issuable upon exchange of the Preferred Securities will be treated as the same class of Securities and Common Shares shall be treated as representing the liquidation preference of Preferred Securities or the principal amount of Debentures which was surrendered for conversion in order to receive such number of Common Shares.

                  2. SHELF REGISTRATION; SUSPENSION OF USE OF PROSPECTUS.

                  (a) The Company and the Trust shall prepare and, not later than 90 days following the Initial Closing Date, file with the Commission and thereafter, but not later than 180 days following the Initial Closing Date, shall each use their best efforts to cause to be declared effective under the Act, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities; PROVIDED, HOWEVER, that no Holder shall be entitled to be named as a selling security holder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder.

                  (b) The Company and the Trust shall each use its respective best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Electing Holders for a period of two years from the Initial Closing Date (or, in the event that Rule 144(k) under the Securities Act is amended to provide for a shorter holding period, until the end of such shorter period) or such shorter period that will terminate when (A) all the Preferred Securities

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covered by the Shelf Registration Statement have been sold pursuant to the Shelf
Registration Statement; (B) all Debentures issued to Holders in respect of Preferred Securities that have not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement; and (C) all Common Shares issued upon conversion of any such Preferred Securities or any such Debentures that have not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The
Company and the Trust shall be deemed not to have used each of its respective best efforts to keep the Shelf Registration Statement effective during the requisite period if the Company or the Trust voluntarily takes any action that would result in Electing Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action is (i) required by applicable law or (ii) pursuant to Section 2(e) hereof, and, in either case, so long as the Company and the Trust promptly thereafter complies with the requirements of Section 3(j) hereof, if applicable.

                  (c) The Company and the Trust shall each use its respective best efforts, after the Effective Time of the Shelf Registration Statement and prior to the end of the Shelf Registration Period, promptly upon the request of any Holder that is not then an Electing Holder identified as a selling security holder in the Prospectus at the Effective Time, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling security holder in the Shelf Registration Statement; PROVIDED, HOWEVER, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company and the Trust in accordance with Section 3(a)(2) hereof and to provide to the Company and the Trust, in writing, any information with respect to such Holder or the Registrable Securities held by such Holder as is, in the reasonable opinion of counsel to the Trust or the Company, required under applicable law to enable such Holder to use such Prospectus for resales of such Registrable Securities.

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                  (d) If at any time prior to the end of the Shelf Registration
Period, the Preferred Securities are convertible into securities other than Common Shares, the Company and the Trust shall each use its respective best efforts, or shall cause any successor under the Trust Agreement to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Preferred Securities may first be converted into such securities.

                  (e) The Company and the Trust may suspend the use of the Prospectus for a period not to exceed 30 days in any three month period or four periods not to exceed an aggregate of 60 days in any 12 month period for valid business reasons (not including avoidance of the Company's or the Trust's obligations hereunder), including the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events. Any such period during which the Company and the Trust are permitted to suspend the effectiveness of the Shelf Registration Statement is referred to herein as the "Suspension Period."

                  (f) If (i) on or prior to the date 90 days after the Initial Closing Date, a Shelf Registration Statement has not been filed with the Commission or (ii) on or prior to the date 180 days after the Initial Closing Date such Shelf Registration Statement has not been declared effective (each such event, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Debentures, and, accordingly, additional distributions will accrue on the Preferred Securities, from and including the day following such Registration Default until the earlier of such date as the Shelf Registration Statement is filed or declared effective, as the case may be, or the end of the Shelf Registration Period. Liquidated Damages will be paid quarterly in arrears (subject to the Company's right to defer the payment of Liquidated Damages during any Extension Period (as defined in the Indenture)), with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount or liquidation preference, as applicable, to and including the 90th day following such Registration Default and one-half of one

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percent (0.50%) thereof from and after the 91st day following such Registration
Default. In the event that the Shelf Registration Statement ceases to be effective during the Shelf Registration Period for more than 90 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Debentures and the distribution rate borne by the Preferred Securities will each increase by an additional one-half of one percent (0.50%) per annum from the 91st day of the applicable 12-month period during which such Shelf Registration Statement ceases to be effective until such time as the earlier to occur of the Shelf Registration Statement again becoming effective and the end of the Shelf Registration Period.

                  3. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement, the following provisions shall apply:

                  (a) (1) The Company and the Trust shall not be required to take any action to name such Holder as a selling security holder in the Shelf Registration Statement or to enable such Electing Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company and the Trust and provided to the Company and the Trust such information with respect to such Holder or the Registrable Securities held by such Holder as is, in the reasonable opinion of counsel to the Company or the Trust, required to enable such Holder to use the Prospectus for resales of Registrable Securities.

                  (2) Not less than 40 calendar days prior to the Effective Time of the Shelf Registration Statement, the Company or the Trust shall mail the Notice and Questionnaire to each Holder. No Holder shall be entitled to be named as a selling security holder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company and the Trust and provided to the Company and the Trust such information with respect to such Holder of the Registrable Securities held by such Holder as is, in the reasonable opinion of

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         counsel to the Company or the Trust, required to enable such Holder to use the Prospectus for resales of Registrable Securities; PROVIDED, HOWEVER, that only Holders who have completed and returned the Notice and Questionnaire and any such additional information requested of such Holder to the Company or the Trust on or before the day that is ten days prior to the Effective Time shall be entitled to be named as a selling security holder in the Shelf Registration Statement as of the Effective Time.

                  (3) The term "Electing Holder" shall mean any Holder that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(1) or 3(a)(2) hereof and provided to the Company and the Trust such information with respect to such Holder or the Registrable Securities held by such Holder as is, in the reasonable opinion of counsel to the Company or the Trust, required to enable such Holder to use the Prospectus for resales of Registrable Securities.

                  (b) The Company and the Trust shall furnish to each Electing Holder for such Electing Holder's timely review, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and shall furnish to such Electing Holders each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use their best efforts to reflect in each such document, when so filed with the Commission, such comments as such Electing Holders reasonably may propose.

                  (c) The Company and the Trust shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in

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order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d)(1) The Company shall advise the Initial Purchasers, and in the case of clause (i), the Electing Holders and, if requested by the Initial Purchasers or any such Electing Holder, confirm such advice in writing:

                           (i) when a Shelf Registration Statement and any
                  amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                           (ii) of any request by the Commission for amendments
                  or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                  (2) The Company shall advise the Initial Purchasers and the Electing Holders and, if requested by the Initial Purchasers or any such Electing Holder, confirm such advice in writing:

                           (i) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (ii) of the receipt by the Company or the Trust of
                  any notification with respect to the suspension of the qualification of the securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (iii) of the suspension of the use of the Prospectus
                  pursuant to Section 2(e) hereof or of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the

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                  statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made); PROVIDED, THAT, such notice of the suspension of the use of the Prospectus pursuant to Section 2(e) hereof shall not be required to specify the nature of the event giving rise to the notice requirement hereunder.

                  (e) The Company and the Trust shall each use its respective best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

                  (f) The Company and the Trust shall furnish to each Electing Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Electing Holder so requests in writing, all exhibits (including those incorporated by reference).

                  (g) The Company and the Trust shall, during the Shelf Registration Period, deliver to each Electing Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company and the Trust each consents to the use, in compliance with the terms of this Agreement, of the Prospectus or any amendment or supplement thereto by each of the Electing Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

                  (h) Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Company and the Trust shall register or qualify or cooperate with the Electing Holders of Registrable Securities included therein and their respective counsel in connection with the

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registration or qualification of such securities for offer and sale under the securities or blue sky laws of such U.S. jurisdictions as any such Electing Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; PROVIDED, HOWEVER, that neither the Company nor the Trust will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (i) Unless any Registrable Securities shall be in book-entry only form, the Company and the Trust shall cooperate with the Electing Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Electing Holders may request prior to sale of Registrable Securities pursuant to such Shelf Registration Statement.

                  (j) Upon the occurrence of any event contemplated by paragraph
(d)(2)(iii) above, the Company and the Trust shall, if required pursuant to the Act or paragraph (d)(2)(iii) above, promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (k) Not later than the effective date of any Shelf Registration Statement hereunder, the Company and the Trust shall each provide a CUSIP number for the Preferred Securities registered under such Shelf Registration Statement; in the event of and at the time of any distribution of the Debentures to Holders, the Company and the Trust shall provide a CUSIP number for the Debentures and provide the applicable trustee with printed certificates for such Registrable Securities, in a form eligible for deposit with DTC.

                  (l) The Company shall use its best efforts to comply with all applicable Rules and Regulations and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act (which may be satisfied in the manner provided by Rule 158 under the Act).

                  (m) The Company and the Trust shall cause the Indenture, the Trust Agreement and the Guarantee to be qualified under the Trust Indenture Act in a timely manner.

                  (n) The Company and the Trust shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters and/or Majority Holders reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (o) The Company and the Trust shall enter into such agreements including, in connection with an Underwritten Offering, underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any), with respect to all parties to be indemnified pursuant to Section 6 from Holders of Registrable Securities.

                  (p) The Company and the Trust shall (i) make reasonably available for inspection by the Electing Holders, any Underwriter, and any attorney, accountant or other agent retained by the Electing Holders or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and the Trust in connection with such Shelf Registration Statement as is customary for similar due diligence examinations; (ii) cause the officers, directors and employees of the Company and the Trust to supply all relevant information reasonably requested by the Holders participating in such Underwritten Offering or any such Underwriter, attorney, accountant or agent in connection with such Shelf Registration Statement as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that any information that is designated in writing by the Company or the Trust, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders or any such Underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court proceeding or required by law, or such information has become available (not in violation of this agreement) to the public generally or through a third party without an accompanying obligation of confidentiality, and the Company and the Trust shall each be entitled to request that such Holders sign a confidentiality agreement to the foregoing effect; (iii) in connection with an Underwritten Offering, make such representations and warranties to the Electing Holders of Registrable Securities participating in such Underwritten Offering and the Underwriters in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) in connection with an Underwritten Offering, obtain opinions of counsel to the Company and the Trust and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each Holder participating in such Underwritten Offering and the Underwriters covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters;
(v) in connection with an Underwritten Offering, obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company and the Trust (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each Holder participating in such Underwritten offering and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) in connection with an Underwritten Offering, deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with section 3(j) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Trust. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(p) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (q) The Company and the Trust shall each use reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

                  4. AGREEMENT OF HOLDERS REGARDING USE OF PROSPECTUS. Each Electing Holder of Registrable Securities covered by a Shelf Registration Statement severally agrees with the Company and the Trust that such Electing Holder will not use the Prospectus, in each case after notice by the Company and the Trust of the applicable event, (i) during any period of suspension referred to in Section 2(e), (ii) during any period when a stop order is in effect as referred to in Section 3(d)(2)(i), (iii) in the applicable jurisdiction during any period when the qualification of the Securities included in the Shelf Registration Statement has been suspended in such jurisdiction, as referred to in Section 3(d)(2)(ii), and (iv) during any suspension period referred to in
Section 3(d)(2)(iii).

                  5. REGISTRATION EXPENSES. The Company and the Trust shall each bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and, in connection with an Underwritten Offering, shall reimburse the Electing Holders for the reasonable and duly documented fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Electing Holders in connection therewith.

                  6. INDEMNIFICATION AND CONTRIBUTION. (a) In connection with any Shelf Registration Statement, the Company and the Trust, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Electing Holder, the directors, officers, employees and agents of each Initial Purchaser and each such Electing Holder and each person who controls an Initial Purchaser or any such Electing Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that (i) the Company and the Trust shall not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Trust by or on behalf of any such Electing Holder or Underwriter or Managing Underwriter specifically for inclusion therein, (ii) the Company and the Trust shall not be liable to any indemnified party under this indemnity agreement with respect to any Shelf Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results from the use of the Prospectus during a period when the use of the Prospectus has been suspended in accordance with Section 2(e) or Section 3(d)(2)(iii) hereof, PROVIDED, THAT, in each case, the Initial Purchasers and the Holders received prior notice of such suspension; and (iii) the Company and the Trust shall not be liable to any indemnified party under this indemnity agreement in this Section 6(a) with respect to any preliminary Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results from the fact that such indemnified party sold Registrable Securities to a person as to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act, if the loss, claim, damage or liability of such indemnified party results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the Prospectus or in the Prospectus as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Company and the Trust may otherwise have.

                  The Company and the Trust, jointly and severally, also agree to indemnify or contribute to Losses, as provided in Section 6(d), of any Underwriters of Registrable Securities registered under a Shelf Registration Statement, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Initial Purchasers and the Electing Holders provided in this Section 6(a) and shall, if requested by any Electing Holder in connection with an Underwritten Offering, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(o) hereof.

                  (b) Each Electing Holder of Registrable Securities covered by a Shelf Registration Statement (including the Initial Purchasers) severally agrees to indemnify and hold harmless (i) the Company, (ii) the Trust, (iii) each of the Company's and the Trust's directors, trustees, agents and officers who signs such Shelf Registration Statement and (iv) each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), in each case, reasonably satisfactory to the indemnifying party, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel), if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Offering and the Shelf Registration Statement which resulted in such Losses; PROVIDED, HOWEVER, that in no case shall any Initial Purchaser or any subsequent Holder of any Registrable Securities be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Registrable Securities, as set forth on the cover page of the Prospectus, nor shall any Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such Underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Trust shall be deemed to be equal to the total net proceeds from the Offering (before deducting expenses) as set forth on the cover page of the final Offering Memorandum. Benefits received by each Initial Purchaser shall be deemed to be equal to the total compensation paid by the Company to each Initial Purchaser as set forth on the cover page of the Offering Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Registrable Securities registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph
(d).

                  (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company or the Trust or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of securities covered by a Shelf Registration Statement.

                  7. MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENTS. The Company and the Trust have not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Trust have obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of Registrable Securities that has not yet been sold pursuant to a Shelf Registration Statement; PROVIDED, THAT, with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Company and the Trust shall obtain the written consent of Lazard Freres & Co. LLC against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Registrable Securities being sold rather than registered under such Shelf Registration Statement.

                  (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 6(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Lazard Freres & Co. LLC;

                  (2) if to the Initial Purchasers, initially at the address set forth in the Purchase Agreement; and

                  (3) if to the Company or the Trust, initially at its address set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received.

                  The Initial Purchasers or the Company and the Trust by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company and the Trust thereto, subsequent Holders of Registrable Securities. The Company and the Trust hereby agree to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) COUNTERPARTS. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) HEADINGS. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW. This agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State.

                  (h) SEVERABILITY. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (i) SECURITIES HELD BY THE COMPANY, ETC. Whenever the consent or approval of Holders of a specified percentage of principal amount of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates or the Trust (other than subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company, the Trust and the Initial Purchasers.

                                   Very truly yours,

                                   PIONEER-STANDARD ELECTRONICS, INC.

                                   by  /s/ John V. Goodger

                                            Name: John V. Goodger
                                            Title: Vice President, Treasurer and
                                                   Assistant Secretary



                                   PIONEER-STANDARD FINANCIAL TRUST

                                   by  /s/ John V. Goodger

                                            Name: John V. Goodger
                                            Title: Administrative Trustee


Accepted in New York, New York

March 23, 1998



LAZARD FRERES & CO. LLC
CLEARY GULL REILAND & MCDEVITT INC.
MCDONALD & COMPANY SECURITIES, INC.


By:   Lazard Freres & Co. LLC



by     /s/ Authorized Officer
       -----------------------------

EXHIBIT A

                       PIONEER-STANDARD ELECTRONICS, INC.

                        PIONEER-STANDARD FINANCIAL TRUST

                         INSTRUCTION TO DTC PARTICIPANTS

                                (DATE OF MAILING)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                          DEADLINE FOR RESPONSE: (DATE)

The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in 6 3/4% Convertible Trust Preferred Securities (liquidation preference $50 per preferred security) of Pioneer-Standard Financial Trust (the "Trust") are held. The Preferred Securities are guaranteed on a subordinated basis by Pioneer-Standard Electronics, Inc. (the "Company") as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement between the Company and Wilmington Trust Company, as trustee (the "Guarantee") and may be exchanged under certain circumstances into 6 3/4% Junior Convertible Subordinated Debentures due March 31, 2028 of the Company (the "Debentures") held by the Trust and converted into common shares, without par value ("Common Shares"), of the Company. The Preferred Securities, the Debentures, the Guarantee and the Common Shares are referred to collectively as the "Registrable Securities."

The Company and the Trust are in the process of registering the Registrable Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Registrable Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Security Holder Questionnaire.

It is important that beneficial owners of the Registrable Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Registrable Securities included in the registration statement depend upon their returning the Notice and Questionnaire by (DEADLINE FOR RESPONSE). Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Registrable Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact:

Pioneer-Standard Electronics, Inc.

-----------------------
-----------------------
Attn: Chief Financial Officer
                                     FORM OF

                       PIONEER-STANDARD ELECTRONICS, INC.

                        PIONEER-STANDARD FINANCIAL TRUST


                        NOTICE OF REGISTRATION STATEMENT
                                       AND
                      SELLING SECURITY HOLDER QUESTIONNAIRE



                                     [DATE]



                  Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company") and Pioneer-Standard Financial Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust") have filed with the United States Securities and Exchange Commission (the "Commission") a preliminary registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Trust's [ ]% Convertible Trust Preferred Securities (liquidation preference $50 per preferred security) (the "Preferred Securities"), the Company's 6 3/4% Junior Convertible Subordinated Debentures, due March 31, 2028 (the "Debentures"), the guarantee of the Company pursuant to the Guarantee Agreement between the Company and Wilmington Trust

Company, as trustee (the "Guarantee"), the common shares of the Company, without par value, issuable upon conversion of the Preferred Securities and/or the Debentures (together with the associated common share purchase rights (the "Rights") provided under the Rights Agreement, the "Company Common Shares", and together with the Preferred Securities, the Debentures and the Guarantee, the "Registrable Securities"), in accordance with the terms of the Registration Rights Agreement, dated as of March __, 1998 (the "Registration Rights Agreement"), among the Trust, the Company, and Lazard Freres & Co. LLC, Cleary Gull Reiland & McDevitt Inc. and McDonald & Company Securities, Inc. (the "Initial Purchasers"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

                  Each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Security Holder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE (DEADLINE FOR RESPONSE). Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling security holders in the Shelf Registration Statement and related Prospectus and (ii) may not sell their Registrable Securities pursuant thereto, unless the Company, in its discretion, consents to include such owner's securities in the Shelf Registration Statement.

                  Certain legal consequences arise from being named as a selling security holder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and related Prospectus.

                                    ELECTION

                  The undersigned holder (the "Selling Security Holder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

                  The Selling Security Holder hereby undertakes, in accordance with Section 6 of the Registration Rights Agreement, (a) to indemnify and hold harmless (i) the Company, (ii) the Trust, (iii) each of the Company's and the Trust's directors, trustees, agents and officers who signs the Shelf Registration Statement and (iv) each person who controls the Company within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, that, such Selling Security Holder shall not be liable to any indemnified party in any case except to the extent that any such loss, claim, damage or liability of such indemnified party results from written information relating to such Selling Security Holder furnished to the Company by or on behalf of such Selling Security Holder specifically for inclusion in the Shelf Registration Statement as originally filed or any amendment thereof, or in any preliminary Prospectus or Prospectus, or any amendment thereof or supplement thereto, and (b) to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The undersigned further undertakes, if applicable, to comply with the provisions of Sections 6(c) and (d) of the Registration Rights Agreement that are applicable to the undersigned.

                  Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement under the Securities Act, the Selling Security Holder will be required to deliver to the Company, the Trust and Trustee the Notice of Transfer set forth in Appendix I attached to this Notice and Questionnaire (completed and signed) and hereby undertakes to do so.

                  The Selling Security Holder hereby provides the following information to the Company and the Trust and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)      (a)      Full Legal Name of Selling Security Holder:

                  -----------------------------------------------------


         (b)      Full Legal Name of Registered Holder (if not the same as in
                  (a) above) of Registrable Securities Listed in (3) below:

                  -----------------------------------------------------


         (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in (3) Below Are Held:

                  -----------------------------------------------------



(2)      Address for Notices to Selling Security Holder:
         ---------------------------------------------------

         ---------------------------------------------------

         ---------------------------------------------------

         Telephone:
                          ---------------------------
         Fax:
                          ---------------------------
         Contact Person:
                          ---------------------------




(3)      Beneficial Ownership of Registrable Securities:

         Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities or Company Common Shares issued upon conversion of any Securities.

         (a) Principal amount or liquidation preference of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:

                  ------------------------

                  CUSIP No(s). of such Registrable Securities:

                  ----------

                  Number of Company Common Shares (if any) issued upon conversion of such Registrable Securities:

                  ------------


         (b) Principal amount or liquidation preference of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:
                                                ----------------

                  CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

                  -----------------

                  Number of Company Common Shares (if any) issued upon conversion of such Registrable Securities which are to be included in the Shelf Registration Statement:
                                                               ---------------

(4)      Beneficial Ownership of Other Securities of the Company:

         Except as set forth below in this Item (4), the undersigned Selling Security Holder is not the beneficial or registered owner of any Common Shares or any other securities of the Company or any of its affiliates, other than the Registrable Securities listed above in Item (3).

         State any exceptions here:




(5)      Relationships with the Company:

                  Except as set forth below, neither the Selling Security Holder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

                  State any exceptions here:





(6)               Plan of Distribution:

                  Except as set forth below, the undersigned Selling Security Holder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Security Holder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Security Holder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The Selling Security Holder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

                  State any exceptions here:

                  Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company and the Trust.

                  By signing below, the Selling Security Holder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder.

                  In the event that the Selling Security Holder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company and the Trust, the Selling Security Holder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

                  By signing below, the Selling Security Holder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Security Holder understands that such information will be relied upon by the Company and the Trust in connection with the preparation of the Shelf Registration Statement and related Prospectus.

                  In accordance with the Selling Security Holder's obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Security Holder agrees to promptly notify the Company and the Trust of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

         (i)      To the Trust:

                  Pioneer-Standard Financial Trust
                  c/o Pioneer-Standard Electronics, Inc.
                  4800 East 31st Street
                  Cleveland, Ohio  44105
                  Attn:  Vice President, Treasurer and Assistant Secretary

         (ii)     With a copy to:

                  Calfee, Halter & Griswald LLP
                  800 Superior Avenue, Suite 1400
                  Cleveland, Ohio  44114
                  Attn:  William A. Papenbrock, Esq.

                  Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company, the Trust and the Selling Security Holder (with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

                                                                      APPENDIX I

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

---------------------------------
Attention:
          -----------------------
---------------------------------
---------------------------------
---------------------------------


                  Re:  Pioneer-Standard Financial Trust  (the "Trust")
                       [    ]% Convertible Trust Preferred
                       Securities (the "Preferred Securities")

                  -----------------------------------------------

Ladies and Gentlemen:

                  Please be advised that _________________________ has
transferred _________ Preferred Securities, or $ __________ aggregate principal amount of the Pioneer-Standard Electronics, Inc. (the "Company") 6 3/4% Junior Convertible Subordinated Debentures due March 31, 2028 (the "Debentures") or _____ the Company's common shares, without par value, issued on conversion of the Preferred Securities and/or the Debentures ("Stock") pursuant to an effective Shelf Registration Statement on Form S-3 (File No. 333- ) filed by the Company.

                  We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Preferred Securities, Debentures or Stock is named as a "Selling Security Holder" in the Prospectus dated __________, ____ or in amendments or supplements thereto, and that the aggregate principal amount of the Debentures, or number of shares of Preferred Securities or shares of Stock transferred are (a portion of) the Debentures, the Preferred Securities or Stock listed in such Prospectus, as amended or supplemented, opposite such owner's name.

Dated:

                                Very truly yours,


                                (Name)